SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                               September 18, 2000

                         NEWPORT NEWS SHIPBUILDING INC.
             (Exact name of registrant as specified in its charter)

         Delaware                        1-12385                 74-1541566
(State or other jurisdiction           (Commission            (I.R.S. Employer
     of incorporation)                 File Number)          Identification No.)

                 4101 Washington Avenue, Newport News, VA 23607
               (Address of principal executive offices) (zip code)

                                 (757) 380-2000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5. Other Events

         Newport News Shipbuilding (NYSE:NNS) announced today the appointment of Charles (Chuck) S. Ream as senior vice president and chief financial officer effective October 2, 2000.


Item 7. Financial Statements and Exhibits

(c) Exhibits

    Exhibit 99.1              Press Release



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      NEWPORT NEWS SHIPBUILDING INC.

Date: September 18, 2000

                                      By:  /s/ Stephen B. Clarkson
                                           --------------------------------
                                     Name: Stephen B. Clarkson
                                     Title: Vice President, General Counsel and
                                            Secretary

                                  Exhibit Index

   Exhibit No.                Description of Exhibit
   -----------                ----------------------

   Exhibit 99.1                 Press Release